Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Fair Value Measurements [Abstract]
Fair Value Measurements

29. Fair value measurements

Assets and liabilities measured at fair value on a recurring basis

The Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are based primarily on management’s own estimates and are calculated based upon the Company’s pricing policy, the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.

There is a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring assets and liabilities at fair value.

The three broad levels defined by the hierarchy are as follows:

Level 1 — Quoted prices available in active markets for identical assets or liabilities as of the reported date.

Level 2 — Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

Level 3 — Unobservable inputs from the Company’s own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include the Company’s own data.

When there are no observable comparables, inputs used to determine value are derived through extrapolation and interpolation and other Company-specific inputs such as projected financial data and the Company’s own views about the assumptions that market participants would use.

The following table summarizes our financial assets and liabilities as of December 31, 2014 and December 31, 2013, that we measured at fair value on a recurring basis by level within the fair value hierarchy. As required by U.S. GAAP, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

	Year ended December 31, 2014
	Total	Level 1	Level 2	Level 3
Assets
Derivative assets	$24,549	$-	$24,549	$-

Liabilities
Derivative liabilities	(2,208)	-	(2,208)	-
	$22,341	$-	$22,341	$-

	Year ended December 31, 2013
	Total	Level 1	Level 2	Level 3
Assets
Derivative assets	$32,673	$-	$32,673	$-

Liabilities
Derivative liabilities	(7,233)	-	(7,233)	-
	$25,440	$-	$25,440	$-

Assets and liabilities measured at fair value on a non-recurring basis

The fair value of flight equipment is classified as a Level 3 valuation. Management evaluates quarterly the need to perform a recoverability assessment of flight equipment, and performs this assessment at least annually for all aircraft in our fleet. Recoverability assessments are performed whenever events or changes in circumstances indicate that the carrying amount of our flight equipment may not be recoverable, which may require us to change our assumptions related to future projected cash flows. Management is active in the aircraft leasing industry and develops the assumptions used in the recoverability assessment. As part of the recoverability process, we update the critical and significant assumptions used in the recoverability assessment. Fair value of flight equipment is determined using an income approach based on the present value of cash flows from contractual lease agreements, flight hour rentals, where appropriate, and projected future lease payments, which extend to the end of the aircraft's economic life in its highest and best use configuration, as well as a disposition value, based on the expectations of market participants.

In the year ended December 31, 2014, we recognized impairment charges of $21.8 million. The impairment recognized primarily related to two A320-200 and six B757-200 aircraft that were returned early from our lessee’s and three previously leased engines that we will sell for parts. The impairment was recognized as the net book values were no longer supported based on the latest cash flow estimates.

Inputs to non-recurring fair value measurements categorized as level 3

The fair value of flight equipment is estimated when (i) aircraft held for use in our fleet is not recoverable; (ii) aircraft expected to be sold or parted-out is not recoverable; and (iii) aircraft is sold as part of a sales-type lease. We use the income approach to measure the fair value of flight equipment, which is based on the present value of estimated future cash flows. The key inputs to the income approach include the current contractual lease cash flows and the projected future non-contractual lease cash flows, extended to the end of the aircraft's estimated holding period in its highest and best use configuration, as well as a contractual or estimated disposition value. The determination of these key inputs in applying the income approach is discussed below.

The current contractual lease cash flows are based on the in-force lease rates. The projected future non-contractual lease cash flows are estimated based on the aircraft type, age, and airframe and engine configuration of the aircraft. The projected non-contractual lease cash flows are applied to a follow-on lease term(s), which are estimated based on the age of the aircraft at the time of re-lease. Follow-on leases and related cash flows are assumed through the estimated holding period of the aircraft. The holding period assumption is the period over which future cash flows are assumed to be generated. We generally assume the aircraft will be leased over a 25-year estimated economic useful life from the date of manufacture unless facts and circumstances indicate the holding period is expected to be shorter.  Shorter holding periods can result from our assessment of the continued marketability of certain aircraft types or when a potential sale or future part-out of an individual aircraft has been contracted for, or is likely. In instances of a potential sale or part-out, the holding period is based on the estimated or actual sale or part-out date. The disposition value is generally estimated based on aircraft type. In situations where the aircraft will be disposed of, the residual value assumed is based on an estimated part-out value or the contracted sale price.

The aggregate cash flows, as described above, are then discounted to present value. The discount rate used is based on the aircraft type and incorporates market participant assumptions regarding the market attractiveness of the aircraft type and the likely debt and equity financing components and the required returns of those financing components. Management has identified the key elements affecting the fair value calculation as the discount rate used to present value the estimated cash flows, the estimated aircraft holding period, and the proportion of contractual versus non-contractual cash flows.

For level 3 assets that were measured at fair value on a non-recurring basis during the year ended December 31, 2014, the following tables present the fair value of those assets as of the measurement date, valuation techniques and related unobservable input of those assets:

	Fair Value	Valuation Techniques	Unobservable Input	Range (weighted average)
Flight equipment held for operating leases	$95 million	Income approach	Discount rate	6% - 10% (8.5%)
			Remaining Holding Period	1 - 10 (4) years
			Present value of non-contractual cash flows	37% - 100% (83%)

Sensitivity to changes in unobservable inputs

We consider unobservable inputs to be those for which market data is not available and that we developed using the best information available to us related to assumptions market participants use when pricing the asset or liability. Relevant inputs vary depending on the nature of the asset or liability being measured at fair value. The effect of a change in a particular assumption is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on inputs.

The significant unobservable inputs utilized in the fair value measurement of flight equipment are the discount rate, the remaining estimated holding period and the non-contractual cash flows. The discount rate is affected by movements in the aircraft funding markets, and can be impacted by fluctuations in required rates of return in debt and equity, and loan to value ratios. The remaining holding period and non-contractual cash flows represent management's estimate of the remaining service period of an aircraft and the estimated non-contractual cash flows over the remaining life of the aircraft. An increase in the discount rate applied would decrease the fair value of an aircraft, while an increase in the remaining estimated holding period or the estimated non-contractual cash flows would increase the fair value measurement.

Fair Value Disclosure of Financial Instruments

Our financial instruments consist principally of restricted cash, derivatives, notes receivable, trade receivables, accounts payable and cash equivalents. The fair value of restricted cash, trade receivables, accounts payable and cash and cash equivalents approximates the carrying value of these financial instruments because of their short term nature (level 1). The fair value of our debt financings consider the frequency and volume of quoted prices of our debt in active markets, where available. The fair value of our long-term unsecured fixed rate and floating rate debt is estimated using quoted market prices. The fair value of our long-term secured debt is estimated using discounted cash flow analysis based on current market prices for similar type debt. Derivatives are recognized on the balance sheet at their fair value which includes consideration of the credit rating and risk attaching to the counterparty of the derivative contract. We have considered both the quantitative and qualitative factors when determining our counterparty credit risk (level 2). The fair value of interest rate swap derivatives, caps and floors were based on the use of a valuation model that utilizes, among other things, current interest, foreign exchange and volatility rates, as applicable (level 2). The fair value of guarantees is determined by reference to the underlying aircraft and guarantee amount (level 3).

The carrying amounts and fair values of our most significant financial instruments at December 31, 2014 and 2013 are as follows:

			December 31, 2014
	Book value	Fair value	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$1,490,369	$1,490,369	$1,490,369	$-	$-
Restricted cash	717,388	717,388	717,388	-	-
Derivative assets	24,549	24,549	-	24,549	-
Notes receivable	135,154	135,154	-	135,154	-
	$2,367,460	$2,367,460	$2,207,757	$159,703	$-
Liabilities
Debt	$30,402,392	$30,384,868	$-	$30,384,868	$-
Derivative liabilities	2,208	2,208	-	2,208	-
Guarantees	133,500	131,814	-	-	131,814
	$30,538,100	$30,518,890	$-	$30,387,076	$131,814

			December 31, 2013
	Book value	Fair value	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$295,514	$295,514	$295,514	$-	$-
Restricted cash	272,787	272,787	272,787	-	-
Derivative assets	32,673	32,673	-	32,673	-
Notes receivable	75,788	75,788	-	75,788	-
	$676,762	$676,762	$568,301	$108,461	$-
Liabilities
Debt	$6,236,892	$6,333,906	$-	$6,430,920	$-
Derivative liabilities	7,233	7,233	-	7,233	-
Guarantees	-	-	-	-	-
	$6,244,125	$6,341,139	$-	$6,438,153	$-